UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.

 _____________________

FORM 8-K

_____________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 31, 2026 (March 27, 2026)

Mag Magna Corp. (Exact name of registrant as specified in its charter)

000-56822	98-1626237
(Commission File Number)	(IRS Employer Identification Number)

4005 West Reno Avenue, Suite F Las Vegas, Nevada 89118	Wyoming
(Address of Principal Executive Offices)	(State or other jurisdiction of incorporation or organization)

702-595-2247

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

Lock-Up and Leak-Out Agreements

Effective March 27, 2026, Mag Magna Corp., a Wyoming corporation (the “Company”), entered into separate Lock-Up and Leak-Out Agreements (the “Lock-up Agreements”) with 11 of its consultants who had been issued a total of 8,900,000 shares (the “Lock-Up Shares”) of common stock under consulting services agreements, pursuant to the 2026 Mag Magna Corp. Stock Incentive Plan and Registration Statement on Form S-8 (SEC File No. 333-293453). The Lock-Up Shares represent 89% of the 10,000,000 shares issued to Company consultants, pursuant to the 2026 Mag Magna Corp. Stock Incentive Plan and Registration Statement on Form S-8.

Each of the Lock-Up Agreements, the form of which is filed as Exhibit 10.1 to this Current Report, contains the following provisions:

Defined terms in the Lock-Up Agreements:

“Lock-up Period”: through and including December 31, 2026.

“Leak-out Period”: January 1 through and including June 30, 2027.

“Leak-out Monthly Limit”: 100,000 shares.

“Leak-out Daily Limit”: 20,000 shares.

•

During the Lock-up Period, the shareholder shall not, directly or indirectly, offer, issue, sell, contract to sell (including, without limitation, any short sale), grant any option for the sale of, pledge or otherwise dispose of or transfer any shares. During the Leak-out Period, except for sales of shares in amounts that do not exceed the Monthly Leak-out Amount and/or the Daily Leak-out Amount, the shareholder shall not enter into any transaction for the disposition of shares.

•

If, during any calendar month within the Leak-out Period, the shareholder has not engaged in one or more Disposition transactions, the cumulative amount of which has resulted in less than the cumulative Monthly Leak-out Amount during the Leak-out Period then-to date, then the shareholder has the right, but not the obligation, to engage in one or more additional Disposition transactions, such that, at the conclusion of such additional Disposition transaction(s), the shareholder will have engaged in Disposition transactions in an amount that does not exceed the cumulative Monthly Leak-out Amount during the Leak-out Period then-to date.

•	In general, any transferee of any of the shares covered by the Lock-up Agreements shall be subject to the terms and conditions of the Lock-up Agreements.

•	The Company and each of the shareholders released the other party of any claims, known and unknown.

•	The Lock–up Agreements are subject to early termination, (a) in the event that a breach occurs under any one of the Lock-up Agreements or, (b) in the event that the price of the common stock of the Company trades above $5.00 for ten consecutive trading days at any time after the expiration of the Lock-up Period.

The foregoing description of the Lock-Up Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the Lock-Up Agreement, a copy of which is attached hereto as Exhibit 10.1, and incorporated herein in its entirety by reference.

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Item 8.01. Other Events.

On March 31, 2026, the Company published the following press release:

“Mag Magna Corp. Announces Voluntary Lock-Up Agreements Covering 89% of 10 Million Shares Issued to Consultants

LAS VEGAS, NV / ACCESS Newswire / March 31, 2026 / Mag Magna Corp. (OTCID:MGNC) (the "Company"), a rare earth elements mining company, today announced that certain shareholders, each of whom is a consultant to the Company, who were participants of the total of 10,000,000 registered, free-trading shares issued under the Company's S-8 Registration Statement have entered into voluntary lock-up agreements with the Company (the "Lock-Up Agreements").

"First, we appreciate the support of our consultants and their crucial work on our company's behalf," said Jamal Khurshid, the Company's Chief Executive Officer. "Second, their willingness to demonstrate their long-term belief in our rare earth element mining strategies by signing the Lock-Up Agreements speaks volumes. Our management team is energized and committed to bringing our vision for rare earth elements mining operations to fruition." Mr. Khurshid further offered that the Company believes that the Lock-Up Agreements will further the Company's intention to promote a stable, fundamentals-based trading market for its common stock, to the benefit of its current and future shareholders, as well as important stakeholders.

Pursuant to the Lock-Up Agreements, participating shareholders have voluntarily agreed not to offer, sell, transfer, assign, pledge or otherwise dispose of their shares, directly or indirectly, except as permitted under the Lock-Up Agreements. The shares owned by the participating shareholders are completely locked up through December 31, 2026, followed by a leak-out period through June 30, 2027, providing for monthly and daily volume limitations; provided that the Lock-Up Agreement will terminate if the Company's common stock price closed over $5.00 per share for 10 consecutive days after December 31, 2026.

The Lock-Up Agreements also provide that the Board of Directors of the Company may, in its discretion, reduce, remove or waive the application of the resale restrictions. The shares that are subject to the Lock-Up Agreement will remain subject to applicable securities laws and contractual obligations.

ABOUT MAG MAGNA CORP.

The Company engages in the rare earth elements mining industry, having acquired its first mining properties in January 2026. The Company intends to acquire attractive undeveloped rare earth mineral mining properties and, thereafter, engage in the mining of the present rare earth minerals.

Cautionary Note Regarding Forward-Looking Statements

This press release includes "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements include statements regarding our expectations, intentions, beliefs, and projections about our future results, performance, prospects, and opportunities. These statements can be identified by the fact that they do not relate strictly to historical or current facts or by the use of words such as "anticipate," "believe," "could," "estimate," "expect," "intend," "may," "plan," "project," "potential," "should," "will," "will be," "would," the negative of these terms and similar expressions, but this is not an exclusive way of identifying such statements. Readers are cautioned that forward-looking statements are not guarantees of future performance.

The Company will continue to file annual, quarterly, and current reports, proxy statements and other information with the SEC. Forward-looking statements speak only as of the dates specified in such filings or releases. Except as expressly required under federal securities laws and the rules and regulations of the Securities and Exchange Commission, we do not undertake any obligation to update any forward-looking statements to reflect events or circumstances arising after any such date, whether as a result of new information or future events or otherwise. You should not place undue reliance on the forward-looking statements included in this release or that may be made elsewhere from time to time by us, or on our behalf. All forward-looking statements attributable to us are expressly qualified by these cautionary statements.

Company Contact.
1-702-595-2247
sanghaharp1964@gmail.com
www.magmagnacorp.com

SOURCE: MAG MAGN

* * * End of Press Release * * *

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Item 9.01. Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit Number	Description
10.1	Form of Consulting Services Agreement.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAG MAGNA CORP.

Date: March 31, 2026	By:	/s/ Jamal Khurshid
Jamal Khurshid
Chief Executive Officer

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